Exhibit 99.1

Investor Presentation Second Quarter 2021 Highlights F&M TRUST Franklin Financial Services Corporation 1

Forward Looking Statements Certain statements appearing herein which are not historical in nature are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements refer to a future period or periods, reflecting management’s current views as to likely future developments, and use words “may,” “will,” “expect,” “believe,” “estimate,” “anticipate,” or similar terms.  Because forward-looking statements involve certain risks, uncertainties and other factors over which Franklin Financial Services Corporation has no direct control, actual results could differ materially from those contemplated in such statements.  These factors include (but are not limited to) the following: general economic conditions particularly with regard to the negative impact of severe, wide-ranging and continuing disruptions caused by the spread of the coronavirus COVID-19 pandemic and responses thereto, changes in interest rates, changes in the Corporation’s cost of funds, changes in government monetary policy, changes in government regulation and taxation of financial institutions, changes in the rate of inflation, changes in technology, the intensification of competition within the Corporation’s market area, and other similar factors. We caution readers not to place undue reliance on these forward-looking statements. They only reflect management’s analysis as of this date. The Corporation does not revise or update these forward-looking statements to reflect events or changed circumstances. Please carefully review the risk factors described in other documents the Corporation files from time to time with the SEC, including the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and any Current Reports on Form 8-K.  F&M TRUST Franklin Financial Services Corporation 2

CEO Comments For Franklin Financial, the second quarter marked relative consistency in net interest income, despite volatile interest rate markets, and continued growth of non-interest income as both the Investment & Trust and Residential Mortgage departments continued the strong growth that they started to display in 2020. We are pleased to see that assets under management (AUM) for the Investment & Trust Department exceeded $1 billion for the first time in the company’s history, a testament to the consistent application of good business practices over many years. As a sign that the economic damper of the pandemic is receding, it was nice to see that debit card income was also up, a sign that perhaps the nation is getting back to normal. As we start to leave the effects of the pandemic behind us, and we see loan quality stabilize, we are able to reverse some of the provisions for loan loss that we took last year, bringing back $1.9 million for the first six months of 2021. As a result of having more clarity into our immediate future, the Board of Directors of Franklin Financial Services Corporation approved a $.01 per share increase to the dividend for the second quarter in a row, increasing the third quarter dividend to $.32 per share. As we move into the third quarter, we anticipate the acquisition and start of renovations to what will become our new headquarters sometime in the second half of 2022. The new headquarters building will support our continued growth and our strategic priority of having Retail, Commercial and Investment & Trust departments collaborating and working together to add value for our customers. In the second quarter, we introduced our new checking accounts that provide our customers with many benefits not typically tied to a checking account. Additional digital resources are being unveiled in the second half of the year for both retail and commercial customers as we continue to move into the digital world to the benefit of our customers and the bank. F&M TRUST Franklin Financial Services Corporation 3

CEO Comments (continued) While the end of the second quarter marked our exit from the Russell 3000, our stock price has held its ground and is up over 18% since the end of 2020. With a current yield of nearly 4%, the stock is bringing a solid return to shareholders in terms of both price appreciation and dividend income. As we continue to focus on our strategic initiatives, we believe the future looks good for Franklin Financial Services Corporation. Challenges certainly exist; you only need to look to the shrinking net interest margins the industry is experiencing. But by focusing on what we do well we are able to continue to grow the bank to the benefit of all our stakeholders. The following investor presentation being released on Form 8(k) is a supplement to our quarterly earnings release. We appreciate the support of our shareholders, and the interest of potential shareholders, and I am available to you at any time to listen to your concerns, thoughts, and ideas and to answer your questions to the best of my ability. Sincerely, F&M TRUST Franklin Financial Services Corporation 4

Overview of Franklin Financial Franklin Financial, which was formed in 1983, is the largest independent, locally owned and operated bank holding company headquartered in Franklin County, PA Franklin Financial’s wholly-owned subsidiary, F&M Trust, was founded in Chambersburg, PA in 1906 Total assets of the Company were $1.68 billion as of June 30, 2021 As of June 30, 2021, Franklin Financial reported $1.03 billion in brokerage and trust assets under management Franklin Financial stock is trading on the Nasdaq Stock Market (NASDAQ: FRAF) F&M TRUST Franklin Financial Services Corporation 5

A Market Share Leader 21 offices throughout Cumberland, Franklin, Fulton and Huntingdon Counties, PA #1 Deposit Market Share in Chambersburg (47.9%)
 #1 Deposit Market Share in Franklin County (35.3%) #2 Deposit Market Share in Fulton County (35.5%) Source: S&P Global Market Intelligence, 2020 U.S. Financial Institutions Deposit Market Share F&M TRUST Franklin Financial Services Corporation 6

Experienced and Cohesive Executive Team

	Years of Banking Experience	Joined F&M Trust	Prior Experience
Timothy G. Henry *President & Chief Executive Officer*	**39**	2016	*Fulton, Centra Bank, BlueRidge Bank, Susquehanna Bank, BB&T*
Mark R. Hollar *Senior Vice President, Chief Financial Officer & Treasurer*	**33**	1994	*ValleyBank & Trust*
Lorie Heckman *Senior Vice President, Chief Risk Officer*	**35**	1986	–
Steven D. Butz *Senior Vice President, Chief Commercial Services Officer*	**36**	2013	*PNC, Waypoint, Sovereign, Graystone Tower, Susquehanna Bank*
Scott Ehrig, CFP, CIMA *Senior Vice President, Chief Investment & Trust Services Officer*	**28**	2020	*FMA Advisory, Wilmington Trust, M&T Investment Group, JP Morgan*
Patricia A. Hanks *Senior Vice President, Chief Retail Services Officer*	**42**	1999	*Lebanon Valley National*
Ronald L. Cekovich *Senior Vice President, Chief Information & Operations Officer*	**37**	2001	*FCNB*
Karen K. Carmack, DM *Senior Vice President, Chief Human Resources Officer*	**26**	2000	*ACNB*
Matthew D. Weaver *Senior Vice President, Chief Marketing Officer*	**21**	2014	*Susquehanna Bank, Clifton LarsonAllen, IMRE*

F&M TRUST
Franklin Financial Services Corporation
7

Well-Established Corporation Market share leader in core deposit, loan and asset management segments in economically stable and historically growing local markets Executive team has extensive banking industry experience mixed with local market knowledge Consistently strong core operating fundamentals with a diverse revenue mix Strong capital position, sound risk management and neutral to slightly asset sensitive balance sheet Stable, low-cost core deposit base and strong liquidity position A well diversified loan portfolio with an emphasis on small business relationships without reliance on participation loans Accelerated digital transformation and technology adoption to support business continuity F&M TRUST Franklin Financial Services Corporation 8

YTD Financial Updates Net interest income was $21.7 million, up 5.3% over the prior year, inclusive of $1.6 million of PPP interest and fees Continue to adjust deposit rates in response to market conditions Net interest margin was 2.92% compared to 3.39% for the same period in 2020 As pandemic related credit concerns lessened in 2021, the Company released $1.9 million from the allowance for loan losses through a reversal to the provision for loan loss expense Allowance for loan loss ratio of 1.51% (1.59% excluding PPP); non-performing loan ratio of 0.88% Capital position remained strong with a total risk-based capital ratio of 18.52% and a leverage ratio of 8.53% F&M TRUST Franklin Financial Services Corporation 9

YTD Financial Updates Increased the dividend to $0.32 per share for the third quarter of 2021 Loan-to-deposit ratio of 67% enhances liquidity position and allows for quality lending opportunities as the economy reopens New mortgage originations totaled $70.2 million, an increase of 88.0% from 2020, as a result of new departmental leadership in 2019, significant restructuring and a strong market Fee income from new mortgages originated for sale in the secondary market increased $965 thousand over the same period in 2020 F&M TRUST Franklin Financial Services Corporation 10

YTD Financial Updates Consumer loan originations increased 31.5% when compared to the same period in 2020, primarily due to the bank’s new FlexLOC® home equity product Mobile banking users increased 14.5% from the same period in 2020 as customers transition to digital banking channels Deposits increased 17.1% over the same period in 2021 and 10.0% over December 31, 2020, driven in part by government stimulus payments to consumers, businesses and municipalities Introduced new retail checking account lineup that will generate additional fee income and provide valuable benefits and increased engagement for our customers F&M TRUST Franklin Financial Services Corporation 11

Financial Updates Second Quarter Ended June 30, 2021 F&M TRUST Franklin Financial Services Corporation 12

Balance Sheet Highlights Dollars in Thousands (000’s) 6/30/2021 3/31/2021 12/31/2020 12/31/2019 Total Assets $1,678,308 $1,597,559 $1,535,038 $1,269,157 Cash and Cash Equiv. $98,131 $107,622 $57,146 $83,828 Investments $512,729 $422,622 $397,331 $187,873 Net Loans $983,980 $984,797 $992,915 $922,609 Deposits $1,491,208 $1,421,042 $1,354,573 $1,125,392 Shareholders’ Equity $151,156 $140,699 $145,176 $127,528 F&M TRUST Franklin Financial Services Corporation 13

Income Statement Highlights Dollars in Thousands (000’s) Quarter Ended 6/30/2021 Quarter Ended 3/31/2021 Quarter Ended 6/30/2020 Interest Income $11,543 $11,592 $11,165 Interest Expense $720 $748 $833 Provision for Losses ($1,100) ($800) $1,975 Noninterest Income1 $4,360 $4,227 $3,385 Noninterest Expense $10,111 $10,165 $9,644 Net Income $5,271 $4,830 $3,067 1Excludes securities gains and gain on life insurance in the first quarter of 2020 F&M TRUST Franklin Financial Services Corporation 14

Key Performance Measures Percent (%) Quarter Ended 6/30/2021 Quarter Ended 3/31/2021 Quarter Ended 6/30/2020 Return on Avg. Assets 1.27 1.23 0.89 Return on Avg. Equity 14.67 13.47 9.43 Efficiency Ratio1 65.04 66.06 68.61 Net Interest Margin 2.82 3.03 3.26 Noninterest Inc2 / Operating Revenue 28.11 27.29 24.68 1See GAAP versus Non-GAAP reconciliation; 2Excludes securities gains F&M TRUST Franklin Financial Services Corporation 15

Balance Sheet Strength Percent (%) Quarter Ended 6/30/2021 Quarter Ended 3/31/2021 Quarter Ended 6/30/2020 Risk-Based Capital Ratio (Total) 18.52 18.18 15.93 Leverage Ratio (Tier 1) 8.53 8.76 9.22 Common Equity Ratio (Tier 1) 15.16 14.80 14.66 Tangible Common Equity Ratio 8.51 8.29 9.18 Nonperforming Assets1 / Total Assets 0.53 0.55 0.29 Allowance for Loan Loss as a % of Loans 1.51 1.61 1.64 Allowance to Nonperforming Loans 170.65 182.62 397.86 1Nonperforming assets = nonaccrual loans, loans 90-days past due and other real estate owned F&M TRUST Franklin Financial Services Corporation 16

Market Statistics Per Share Measure / Market Valuation Quarter Ended 6/30/2021 Quarter Ended 3/31/2021 Quarter Ended 6/30/2020 Diluted Earnings Per Share $1.19 $1.09 $0.71 Cash Dividend Yield 3.88% 3.85% 4.63% Regular Cash Dividends Paid $0.31 $0.30 $0.30 Dividend Payout Ratio 26.05% 27.29% 42.45% Market Value Per Share $31.94 $31.18 $25.90 Book Value $34.16 $31.92 $30.98 Tangible Book Value1 $32.12 $29.87 $28.91 Market Cap ($M) $141.34 $137.43 $112.73 Price / Book (%) 93.50% 97.68% 83.60% Price / Tangible Book (%) 99.43% 104.37% 89.58% Price / LTM EPS (X) 7.77 8.59 8.25 1See GAAP versus Non-GAAP reconciliation F&M TRUST Franklin Financial Services Corporation 17

Balanced Revenue Model Annualized Noninterest Income Source as a percentage of Average Assets as of June 30, 2021 2021 Franklin Financial Median PA Banks Peer1 Trust 0.43% 0.05% BOLI 0.03% 0.04% Insurance / Investment Banking / Brokerage 0.01% 0.01% Loan Fees & Charges (Excluding Gains on Sales) 0.05% 0.02% Service Charges on Deposits 0.12% 0.09% Other2 0.26% 0.23% Total Noninterest Income2 0.89% 0.47% 1PA Banks and Holding Companies with assets between $1-3 billion reporting for the last twelve months ended as of March 31, 2021; Source: S&P Global Market Intelligence; 2Excludes gains on sales and life insurance F&M TRUST Franklin Financial Services Corporation 18

Stable, Low-Cost Core Deposits Cost of Deposits1 (%) 0.00 0.20 0.40 0.60 0.80 1.00 1.20 2019 0.64 2020 0.28 3/31/2021 0.14 6/30/2021 0.13 Franklin Financial Deposit Mix ($000’s) MMDAs & Savings $651,637 44% NOW & Other Transaction $476,404 2% Demand Deposits $293,350 20% Retail Time $69,817 4% 1For the year-to-date period F&M TRUST Franklin Financial Services Corporation 19

A Growing and Diversified Loan Portfolio Loans Outstanding1 ($000’s) $1,000,000 $800,000 $600,000 $400,000 $200,000 $ $46,350 $106,014 $140,784 $192,583 $78,712 $372,076 $67,736 $52,290 $41,140 $105,639 $145,279 $212,030 $73,049 $389,723 $68,706 $55,873 $41,122 $100,315 $144,747 $202,659 $72,794 $388,167 $70,897 $53,573 $41,325 $104,344 $138,721 $208,787 $70,930 $368,892 $69,300 12/31/2019 12/31/2020 3/31/2021 6/30/2021 ■ Commercial Real Estate □ Construction Commercial (C&l) ■ 1-4 Family □ Ag, Consumer and Other ■ Paycheck Protection Program • State/Muni Loans • Purchased Participations 1Purchased participations are included as part of the loans outstanding; $1.9 million of net PPP fees to be recognized at June 30, 2021 F&M TRUST Franklin Financial Services Corporation 20

Investment and Trust Services Total and New Assets Under Management ($000’s) $1,200,000 $1,000,000 $800,000 $600,000 $400,000 $200,000 $0 $112,624 $836,382 $949,006 $60,060 $118,180 $860,798 $978,978 $18,263 $118,469 $912,674 $1,031,143 $49,440 December 2020 March 2021 June 2021 Brokerage Trust Total New Assets Under Management YTD) F&M TRUST Franklin Financial Services Corporation 21

Nonperforming Assets1 / Assets (%) Strong Credit Quality 0.60% 0.50% 0.40% 0.30% 0.20% 0.10% 0.00% 0.31% 12/31/2019 0.57% 12/31/2020 0.55% 3/31/2021 0.53% 6/30/2021 1Nonperforming assets = nonaccrual loans, loans 90 days past due and other real estate owned F&M TRUST Franklin Financial Services Corporation 22

Outlook for the Remainder of 2021 Anticipating a challenging economic environment and slow but consistent recovery into 2022 The low interest rate environment will continue to put pressure on the net interest margin Loan demand will be moderate through the remainder of 2021 with significant competition to meet the demand from both bank and non-bank resources Deposit growth will moderate in the second half of the year as the broad economy begins to open up Both commercial and consumer customers will continue to transition to digital banking and call center channels for day-to-day financial needs F&M TRUST Franklin Financial Services Corporation 23

F&M TRUST Franklin Financial Services Corporation 24 Outlook for the Remainder of 2021 Residential mortgage business will continue to grow though likely at a slower rate than 2020 as opportunities to refinance existing mortgages begins to taper; new home purchase business is expected to continue to be strong Net income generated by the Investment & Trust Services business line will continue to grow due to the origination of new customers, anticipation of continued strong market performance and cost controls that are in place Fee income from the Paycheck Protection Program will be recognized during the year as loans are forgiven A focus on cross-selling between Commercial, Retail and Investment & Trust Services lines of business should yield new opportunities across the bank with our existing customers F&M TRUST Franklin Financial Services Corporation 24

Summary The Company is well capitalized and positioned to successfully work through the current complex social and economic conditions to the benefit of our customers and shareholders Liquidity remains strong with additional resources available if needed The Company is positioning for future growth and expansion following the completed purchase of a new corporate headquarters and operations center Asset quality is good with continued reduction in modified loans and the Company is well provisioned for losses should they occur in future quarters The Company is actively working to bring more digitally based products and services to its customers with numerous rollouts of new offerings anticipated for the remainder of 2021 F&M TRUST Franklin Financial Services Corporation 25

Stock Symbol: FRAF (Nasdaq) www.franklinfin.com www.fmtrust.bank F&M TRUST Franklin Financial Services Corporation 26

Appendix F&M TRUST Franklin Financial Services Corporation 27

Liquidity Available at June 30, 2021 Dollars in Thousands (000’s) Liquidity Source Capacity Outstanding Available Federal Home Loan Bank $351,666 $ – $351,666 Federal Reserve Bank Discount Window $24,635 $ – $24,635 Correspondent Banks $56,000 $ – $56,000 Total $432,301 $ – $432,301  F&M TRUST Franklin Financial Services Corporation 28

Loan Modifications by Industry* and Collateral Dollars in Thousands (000’s) Industry Description Number of Loans Balance Percent of Gross Loans Percent of Risk-Based Capital1 Real Estate Secured Non-Real Estate Secured Hotels 2 $7,790 1% 5% $7,790 $ – Real Estate, Rental & Leasing 1 $4,719 < 1% 3% $4,719 $ – Food Service 1 $771 < 1% < 1% $771 $ – Total 4 $13,280 1% 9% $13,280 $ – *Loan deferrals as of June 30, 2021 by North American Industry Classification System (NAICS) code and type of collateral; All loans on modified status were making interest only payments at June 30, 2021; 1Based on Bank’s risk-based capital F&M TRUST Franklin Financial Services Corporation 29

Hotel Modifications Dollars in Thousands (000’s) (Except average daily rate) Modified Balance Loans with Principal Payment Deferred, Paying Interest $7,790 Expected Modification Expiration 1 – 3 Months $7,790 Number of Loans Modified 2 Average Balance $3,895 Average Loan-to-Value 62% Risk Rated: 5 – Pass $ – Risk Rated: 6 – Other Asset Especially Monitored $6,842 Risk Rated: 7 – Substandard $948 May 2021 Daily Occupancy* 58% May 2020 Daily Occupancy* 28% May 2021 Average Daily Rate* $99 May 2020 Average Daily Rate* $62 Hotel Flags 2 F&M TRUST Franklin Financial Services Corporation 30

GAAP / Non-GAAP Reconciliation Tangible Book Value (per share) (non-GAAP) Quarter Ended 6/30/2021 Quarter Ended 3/31/2021 Quarter Ended 6/30/2020 Shareholders’ equity $ 151,156  140,699  134,840 Less intangible assets (9,016) (9,016) (9,016) Shareholders’ equity (non-GAAP) 142,140 131,683 125,824 Shares outstanding (in thousands) 4,425 4,408 4,352 Tangible book value (non-GAAP) 32.12 29.87 28.91 Efficiency Ratio Noninterest expense $  10,111 10,165  9,644 Net interest income 10,823 10,844 10,332 Plus tax equivalent adjustment to net interest income 363 370 340 Plus noninterest income, net of securities transactions 4,360 4,173 3,385 Total revenue 15,546 15,387 14,057 Efficiency Ratio (non-GAAP) 65.04% 66.06% 68.61% F&M TRUST Franklin Financial Services Corporation 31